Offerings - Offering: 1	Apr. 08, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 3,000,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 414,300.00
Offering Note	The Debt Securities include such indeterminate amount of debt securities as may be issued upon conversion of or in exchange for any other debt securities that provide for conversion or exchange into other debt securities. For the purposes of the Maximum Aggregate Offering Price set forth above, such amount in U.S. dollars or the equivalent thereof in foreign currencies as shall result in an aggregate initial public offering price for all securities of $3,000,000,000 and, if any debt securities are issued at original issue discount, such greater amount as shall result in net proceeds of $3,000,000,000 to the Registrant. The Maximum Aggregate Offering Price is estimated solely for the purpose of computing the registration fee.